UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	October 27, 2008

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices, including ZIP code)

(920) 684-4410
(Registrant’s telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

        On October 27, 2008, The Manitowoc Company, Inc. (“Manitowoc”), completed the previously announced acquisition (the “Acquisition”) of all of the issued and to be issued ordinary share capital of Enodis plc (“Enodis”) from the existing shareholders of Enodis for cash of 328 pence per share. Enodis is a global leader in the design and manufacture of innovative equipment for the commercial foodservice industry. The Acquisition was valued at approximately $2.7 billion, including the assumption of Enodis’ net debt, and was funded by loan facilities made available to Manitowoc under its Credit Agreement, dated as of April 14, 2008, with JPMorgan Chase Bank, N.A., as Administrative Agent, Deutsche Bank AG New York Branch and Morgan Stanley Senior Funding, Inc., as Syndication Agents, and BNP Paribas, as Documentation Agent, as amended.

        On October 27, 2008, Manitowoc issued press releases announcing, respectively, the completion of the Acquisition and the effectiveness of the Scheme of Arrangement under which the Acquisition was implemented. The press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

        The financial statements required by this Item with respect to the transaction described in Item 2.01 will be filed as soon as practicable, and in any event within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

        The pro forma financial information required by this Item with respect to the transaction described in Item 2.01 will be filed as soon as practicable, and in any event within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(c)	Not applicable.

(d)	Exhibits.

        The following exhibits are filed herewith or incorporated herein by reference:

(99.1)	Press release relating to the completion of the Acquisition, dated October 27, 2008

(99.2)	Press release relating to the effectiveness of the Scheme of Arrangement, dated October 27, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
Date: October 29, 2008	By: /s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(99.1)	Press release relating to the completion of the Acquisition, dated October 27, 2008

(99.2)	Press release relating to the effectiveness of the Scheme of Arrangement, dated October 27, 2008